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                                                                   EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Computer Sciences Corporation on Form S-4 of our report dated May 24, 1996, appearing in the Annual Report on Form 10-K of Computer Sciences Corporation for the year ended May 29, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Los Angeles, California
June 10, 1996